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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event                March 8, 2001
                                         ---------------------------------------
reported)

                     The Corporate Executive Board Company
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            (Exact name of registrant as specified in its charter)

           Delaware                   000-24799                52-2056410
  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

  2000 Pennsylvania Avenue, N.W. Washington, D.C.                    20006
                     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code           (202) 777-5000
                                                   -----------------------------

________________________________________________________________________________
        (Former name and former address, if changed since last report.)
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Item 5.  Other Events.

     On March 8, 2001, certain stockholders consummated the sale of 3,000,000 shares of the registrant's common stock, par value $0.01 per share.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     1.1 Underwriting agreement, dated March 8, 2001, among The Corporate Executive Board Company, Deutsche Banc Alex. Brown Inc. and the stockholders listed therein.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        The Corporate Executive Board Company
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                                                     (Registrant)



     Date:  March 8, 2001                        /s/  Clay M. Whitson
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                                        Clay M. Whitson, Chief Financial Officer
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                                 Exhibit Index
                                 -------------

Exhibit No.    Description
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   1.1         Underwriting agreement, dated March 8, 2001, among The Corporate
               Executive Board Company, Deutsche Banc Alex. Brown Inc. and the stockholders listed therein.